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                                                             Exhibit 10.2

                              Repurchase Agreement

                between Drilex Systems, Inc. and MascoTech, Inc.

                                 June 30, 1994

               [LETTERHEAD OF DRLX PARTNERS, L.P. APPEARS HERE]


June 30, 1994


MascoTech, Inc.
21001 Van Born Road
Taylor, Michigan 48180
Attention: Mr. John Halso

Re: Sale of Preferred Stock to DRLX Partners, L.P.

Gentlemen:

Enclosed please find a check made payable to the order of MascoTech, Inc. in the amount of $l.00 in exchange for the delivery by MascoTech, Inc.
to DRLX Partners, L.P. of 500 shares of preferred stock of Drilex Systems, Inc. Please acknowledge your receipt of the enclosed check by executing where indicated below and returning an original of this letter to the undersigned.


                             Very truly yours,

                             DRLX Partners, L.P.

                             By: SCF Partners, L.P.
                                 its general partner

                                 By: SCF Investment Partners, Inc.
                                      its general partner

                                      By: /s/ L.E. Simmons
                                         ----------------------------------
                                          L.E. Simmons, President


ACKNOWLEDGED AND AGREED TO:

MascoTech, Inc.

By: /s/ David B. Liner
  ---------------------------------
Name:  David B. Liner
      -----------------------------
Title: Associate Corporate Counsel
      -----------------------------
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                             Drilex Systems, Inc.
                               15151 Sommermeyer
                             Houston, Texas 77041

                                 June 30, 1994

MascoTech, Inc.
21001 Van Born Road
Taylor, Michigan 48180
Attention: Keith N. Junk

     Re: Purchase of $6,500,000 Promissory Note from MascoTech, Inc.

Gentlemen:

     On this date we have wire transferred $6,613,438.36 to the account of MascoTech, Inc. in exchange for the delivery by MascoTech, Inc. to Drilex Systems, Inc. of that certain promissory note dated March 31, 1994, executed by Drilex Systems, Inc. as maker and payable to the order of MascoTech, Inc. in the original principal amount of $6,500,000. The amount transferred represents the principal amount outstanding on the Promissory Note plus accrued interest through the date hereof. Please acknowledge your receipt of the above-referenced wire transfer of funds by executing where indicated below and return an original of this letter to the undersigned.

     MascoTech agrees to execute and deliver all releases and UCC-3 Termination Statements necessary to fully and completely release and discharge all liens and security interests securing the Promissory Note.

                                    Very truly yours,

                                    Drilex Systems, Inc.

                                    By /s/ John Forrest
                                      --------------------------------
                                      John Forrest, President


ACKNOWLEDGED AND AGREED TO:

MascoTech, Inc.

By /s/ Timothy  Wadham
  ----------------------------
Name:  Timothy Wadham
      ------------------------
Title: Vice President
      ------------------------